UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021

Global Technology Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40948	66-0969672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

19 W 24th St. 10th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(323) 577-9874

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value per share and one-half of one redeemable warrant	GTACU	The NASDAQ Global Market
Class A Ordinary Shares, $0.0001 par value per share	GTAC	The NASDAQ Global Market
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	GTACW	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 25, 2021, Global Technology Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”) including 2,500,000 Units sold pursuant to a partial exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

Simultaneously with the consummation of the IPO on October 25, 2021, the Company completed the private sale (the “Private Placement”) of 10,500,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Global Technology Acquisition I Sponsor LP, generating gross proceeds to the Company of $10,500,000.

Net proceeds from the IPO, together with the sale of the Private Placement Warrants to the Sponsor, in an aggregate amount of $204 million have been deposited in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 25, 2021 reflecting receipt of foregoing amount is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of October 20, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Technology Acquisition Corp.

Date: October 29, 2021	By:	/s/ Claudia Gast
	Name:	Claudia Gast
	Title:	Chief Financial Officer